UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 19, 2018

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 350-6000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 19, 2018, Main Street Capital Corporation (“Main Street”) entered into that certain Supplement Agreement (the “Supplement”) to Third Amended and Restated Credit Agreement (the “Credit Agreement”) among Main Street, as borrower, Main Street Capital Partners, LLC, Main Street Equity Interests, Inc., Main Street CA Lending, LLC and MS International Holdings, Inc., as guarantors, Branch Banking and Trust Company (“BB&T”), Frost Bank, Royal Bank of Canada, Hancock Whitney Bank, ZB, N.A. dba Amegy Bank, Texas Capital Bank, N.A., Cadence Bank, N.A., Trustmark National Bank, Comerica Bank, Raymond James Bank, N.A., BOKF, NA dba Bank of Texas, Woodforest National Bank, City National Bank, First Financial Bank, N.A., Veritex Community Bank, First National Bank of Pennsylvania and Goldman Sachs Bank USA, collectively as lenders, and BB&T as administrative agent, to increase the total commitments under the Credit Agreement from $655.0 million to $680.0 million.

BB&T, Royal Bank of Canada, Raymond James Bank, N.A., Goldman Sachs Bank USA and the other lenders under the Credit Agreement, and their respective affiliates, may from time to time receive customary fees and expenses in the performance of investment banking, financial advisory or other services for Main Street.

The above summary is not complete and is qualified in its entirety to the full text of the Credit Agreement as amended by the Supplement and related documents.

Item 8.01                                           Other Events.

On July 20, 2018, the Registrant issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

10.1                                  Supplement Agreement dated July 19, 2018

99.1                                  Press release dated July 20, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: July 20, 2018	By:	/s/ Jason B. Beauvais
		Name:	Jason B. Beauvais
		Title:	General Counsel